                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File No.'s 333-71, 333-16239 and 33-49889.



                                               ARTHUR ANDERSEN LLP


Houston, Texas
March 26, 1997